                                                                    EXHIBIT 24.1

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Synetic, Inc. for the fiscal year ended June 30, 1998 (the "Annual Report") and to sign any and all amendments to the Annual Report, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 23/rd/ day of September, 1998.



                                    /s/ Thomas R. Ferguson
                                    ------------------------------------
                                    THOMAS R. FERGUSON

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Synetic, Inc. for the fiscal year ended June 30, 1998 (the "Annual Report") and to sign any and all amendments to the Annual Report, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 22/nd/ day of September, 1998.



                                    /s/ Mervyn L. Goldstein, M.D.
                                    ---------------------------------
                                    MERVYN L. GOLDSTEIN, M.D.

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Synetic, Inc. for the fiscal year ended June 30, 1998 (the "Annual Report") and to sign any and all amendments to the Annual Report, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 23/rd/ day of September, 1998.



                                    /s/ Ray E. Hannah
                                    ----------------------------------------
                                    RAY E. HANNAH

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Synetic, Inc. for the fiscal year ended June 30, 1998 (the "Annual Report") and to sign any and all amendments to the Annual Report, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 22/nd/ day of September, 1998.



                                     /s/ Roger H. Licht
                                    ----------------------------------------
                                    ROGER H. LICHT

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Paul C. Suthern and Anthony Vuolo and each of them,each with full power to act as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Synetic, Inc. for the fiscal year ended June 30, 1998 (the "Annual Report") and to sign any and all amendments to the Annual Report, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 22/nd/ day of September, 1998.



                                    /s/ Charles A. Mele
                                    ---------------------------------------
                                    CHARLES A. MELE

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Synetic, Inc. for the fiscal year ended June 30, 1998 (the "Annual Report") and to sign any and all amendments to the Annual Report, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 22/nd/ day of September, 1998.



                                     /s/ Herman Sarkowsky
                                    -----------------------------------
                                    HERMAN SARKOWSKY

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Synetic, Inc. for the fiscal year ended June 30, 1998 (the "Annual Report") and to sign any and all amendments to the Annual Report, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 22/nd/ day of September, 1998.



                                    /s/ Martin J. Wygod
                                    --------------------------------------
                                    MARTIN J. WYGOD

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Synetic, Inc. for the fiscal year ended June 30, 1998 (the "Annual Report") and to sign any and all amendments to the Annual Report, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 23/rd/ day of September, 1998.



                                     /s/ Albert M. Weis
                                    ----------------------------------------
                                    ALBERT M. WEIS

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele and Anthony Vuolo and each of them, each with full power to act as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Synetic, Inc. for the fiscal year ended June 30, 1998 (the "Annual Report") and to sign any and all amendments to the Annual Report, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 22/nd/ day of September, 1998.



                                     /s/ Paul C. Suthern
                                    ----------------------------------------
                                    PAUL C. SUTHERN

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Synetic, Inc. for the fiscal year ended June 30, 1998 (the "Annual Report") and to sign any and all amendments to the Annual Report, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 23/rd/ day of September, 1998.




                                     /s/ James V. Manning
                                    -------------------------------------
                                    JAMES V. MANNING

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Synetic, Inc. for the fiscal year ended June 30, 1998 (the "Annual Report") and to sign any and all amendments to the Annual Report, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 22/nd/ day of September, 1998.



                                     /s/ Bernard A. Marden
                                    -------------------------------------
                                    BERNARD A. MARDEN